UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2021

LANDS' END, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2021, Lands’ End, Inc. (the “Company”) announced several changes in management responsibilities.

Effective March 11, 2021, Jerome Griffith transitioned the role of President to James Gooch, and Mr. Griffith remains the Chief Executive Officer of the Company.  Mr. Gooch was promoted to President and retained his role as Chief Financial Officer.  In this capacity, Mr. Gooch will continue to report to Mr. Griffith.

In his expanded role, Mr. Gooch will have oversight of the Company’s operating units of eCommerce, International, Outfitters, Third Party and Retail, with the heads of each operating unit reporting to him.  In connection with the change in responsibility, Mr. Gooch transitioned oversight of the Company’s distribution center operations to Peter L. Gray, under Mr. Gray’s role as Chief Administrative Officer.

In connection with the changes in responsibilities and as part of its annual compensation determinations, the Compensation Committee of the Board of Directors of the Company made the following increases to long-term incentive compensation (at target) for fiscal year 2021 and beyond (except as noted below and unless and until modified by the Compensation Committee) for the following named executive officers:

Name	Title	Previous Long-Term Incentive (at target) as a Percentage of Base Salary	Revised Long-Term Incentive (at target) as a Percentage of Base Salary

Jerome Griffith	Chief Executive Officer	220%	240%

James Gooch	President and Chief Financial Officer	100%	135%*

Peter L. Gray	Executive Vice President, Chief Administrative Officer and General Counsel	100%	110%

Chieh Tsai	Executive Vice President, Chief Product Officer	100%	110%

*Mr. Gooch’s long-term incentive (at target) is expected to be set at 125% as a Percentage of Base Salary beginning in fiscal year 2022.

The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K and descriptions of agreements with the Company’s named executive officers are incorporated by reference to our Annual Report on Form 10-K filed on March 23, 2020.

The Compensation Committee also adopted a new form of Time-Based Restricted Stock Unit Agreement (the “Form RSU”), a new form of Performance-Based Restricted Stock Unit Agreement (the “Form PRSU”) and a new form of Nonqualified Stock Option Agreement (the “Form Option”), each for use in connection with future grants of awards under the Company’s Amended and Restated 2017 Stock Plan and successor plans. The Form RSU, the Form PRSU and Form Option are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Time-Based Restricted Stock Unit Agreement
10.2	Form of Performance-Based Restricted Stock Unit Agreement
10.3	Form of Nonqualified Stock Option Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS' END, INC.

Date: March 16, 2021	By: /s/ Peter L. Gray
Name: Peter L. Gray
Title: Executive Vice President, Chief
Administrative Officer and General Counsel